401(k) Profit Sharing Plan	12 Months Ended
Dec. 31, 2013
Defined Contribution Pension and Other Postretirement Plans Disclosure [Abstract]
401(k) Profit Sharing Plan
  13.  401(k) Profit Sharing Plan
The Company’s employees are eligible to participate in The Bankwell Financial Group, Inc. and its Subsidiaries and Affiliates 401(k) Plan (the “401k Plan”). The 401k Plan covers substantially all employees who are 21 years of age. Under the terms of the 401k Plan, participants can contribute up to a certain percentage of their compensation, subject to federal limitations. The Company matches eligible contributions and may make discretionary matching and/or profit sharing contributions. Participants are immediately vested in their contributions and become fully vested in the Company’s contributions after completing six years of service. The Company contributed $127 thousand, $102 thousand and $103 thousand to the 401k Plan during the years ended December 31, 2013, 2012 and 2011, respectively.